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                                                                     EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK

                                 ON'VILLAGE(SM)
                             INTERNET YELLOW PAGE +
                               www.onvillage.com
INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
   THE STATE OF CALIFORNIA                         TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY
                                                      CUSIP 682199 10 4

THIS CERTIFIES THAT




is the record holder of

 FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK, NO PAR VALUE,
                                       OF

                        ON'VILLAGE COMMUNICATIONS, INC.

transferrable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

                               [ON'VILLAGE SEAL]

  [SIG]                                                                   [SIG]
SECRETARY                                                               CHAIRMAN


COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR

BY

                                                           AUTHORIZED SIGNATURE


AMERICAN BANK NOTE COMPANY              APRIL 24, 1997 se
3504 ATLANTIC AVENUE
SUITE 12                                050199fc
LONG BEACH, CA 90807
(582) 989-2333
(FAX) (582) 426-7450            7B      Proof [Initial] REV. 1
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   A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT - _____________ Custodian _____________
TEN ENT - as tenants by the entireties                                 (Cust)                   (Minor)
JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
          survivorship and not as tenants                           Act _________________________________
          in common                                                             (State)
                                                UNIF TRF MIN ACT - ___________ Custodian (until age ___ )
                                                                       (Cust)
                                                                   _______________ under Uniform Transfers
                                                                   to Minors Act _________________________
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date __________________________

                                X _____________________________________________

                                X _____________________________________________
                          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed




By ________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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AMERICAN BANK NOTE COMPANY      APRIL 23, 1997 se
3504 ATLANTIC AVENUE
SUITE 12                        050199bk
LONG BEACH, CA 90807
(582) 989-2333
(FAX) (582) 426-7450            Proof [INITIAL] NEW
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